UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2015

Oracle Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35992	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California 94065

(Address of principal executive offices) (Zip Code)

(650) 506-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Item  5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

SIGNATURE

EXHIBIT LIST

EXHIBIT 99.1

EXHIBIT 99.2

Section 2—Financial Information

Item 2.02 Results of Operations and Financial Condition

On December 16, 2015, Oracle Corporation issued a press release announcing financial results for its fiscal second quarter ended November 30, 2015. A copy of this press release is furnished as Exhibit 99.1 to this report.

Section 5—Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 16, 2015, Renée James accepted an offer to join the Board of Directors of Oracle Corporation. Ms. James is not currently joining any committees of the Board but is expected to do so in the coming months.

Pursuant to our Amended and Restated 1993 Directors’ Stock Plan (the “Directors’ Plan”), on December 16, 2015, Ms. James was automatically granted a stock option to purchase 9,375 shares of our common stock and 2,343 restricted stock units (“RSUs”). These equity grants represent a pro rata amount of our annual grant for non-employee directors based on the number of complete calendar months remaining in our fiscal year. Ms. James’ stock options and RSUs will vest 25% per year over four years. Commencing May 31, 2016, she will be eligible to receive our annual stock grant for non-employee directors. Ms. James will also receive the standard cash compensation for our non-employee directors, as described in more detail in our proxy statement.

Ms. James has entered into our standard form of indemnification agreement pursuant to which we will indemnify her for certain actions she takes in her capacity as a director.

Section 8—Other Events

Item 8.01 Other Events

Oracle Corporation announced that its Board of Directors has declared a cash dividend of $0.15 per share of outstanding common stock payable on January 27, 2016, to stockholders of record as of the close of business on January 6, 2016.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release reporting the results for the fiscal second quarter ended November 30, 2015, dated December 16, 2015

99.2	Press Release Oracle Names Renée James to the Board of Directors dated December 16, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: December 16, 2015	By:	/S/ WILLIAM COREY WEST
William Corey West Executive Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT LIST

Exhibit No.	Description of Exhibit

99.1	Press Release reporting the results for the fiscal second quarter ended November 30, 2016, dated December 16, 2015

99.2	Press Release Oracle Names Renée James to the Board of Directors dated as of December 16, 2015